As filed with the U.S. Securities and Exchange Commission on March 10, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606
(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

MATRIX ADVISORS
VALUE FUND, INC.

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

February 1, 2023

Dear Fellow Shareholder:

The Matrix Advisors Value Fund was up +7.42% in the 4th quarter, generally in line with the S&P 500's gain of +7.55% but lagged the Russell 1000 Value® Index's gain of +12.42%. For the year, the Fund declined by -20.42%, versus the S&P 500's loss of -18.13% and the Russell 1000 Value's® loss of -7.54%.

Our 2022 weakness was driven by a market that severely penalized the previous year's winners, of which the Fund had many, and by the sharp pullback in Technology and Communications Services stocks.

Disclosure Note:

For your information, for the period ended December 31, 2022, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund were -20.42%, +6.00%, +9.83% and +7.56%, respectively. For the same periods, the returns for the S&P 500 Index were -18.11%, +9.42%, +12.56% and +8.78%.

Gross Expense Ratio:	1.16%
Net Expense Ratio:	0.99	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com. Please see the Financial Highlights in this report for the most recent expense ratio.

** The Advisor has contractually agreed to reduce fees through 10/31/23.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996, and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund's Net Asset Value on 12/31/22 was $69.68.

In the 4th quarter, and throughout the year, we tried to take advantage of stock market volatility to opportunistically scale out of positions into price strength and reinvest funds in new names or to fill out existing positions to improve the quality and upside of the portfolio.

Looking ahead, in the aftermath of the Fund's 2022 decline, we are optimistic about the Fund's prospects in 2023. We believe it is very well-positioned to rebound in upcoming periods, as its companies have strong and growing franchises and are positioned to weather the uncertain business and financial environment.

At year-end, the Fund's portfolio was trading at 14.1x 2023 estimated earnings, which is attractive on an absolute basis and at a solid discount to the S&P 500's 16.7x for the comparable period1. The average of our estimated upside for stocks in the portfolio is nicely above our historic average and at a level that we believe suggests healthy upside potential for our Fund.

1  Source: Bloomberg

MATRIX ADVISORS
VALUE FUND, INC.

The attached commentary provides a thorough discussion about our 2022 results and why we think the Fund is well positioned going forward.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours.

We hope that you and your family are safe and healthy. We wish you all the best in 2023 and thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The S&P 500 Index® is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Earnings per share (EPS) is the portion of a company's profit allocated to each share of common stock.

P/E Multiple Price to Earnings Multiple is used to compare a company's market value (price) with its earnings. A company with a price or market value that is high compared to its level of earnings has a high P/E multiple. A company with a low price compared to its level of earnings has a low P/E multiple.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

MATRIX ADVISORS
VALUE FUND, INC.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022:
Microsoft Corporation	6.5%
J.P. Morgan Chase & Co.	5.0%
Alphabet Inc. Class C.	5.0%
Goldman Sachs Group, Inc.	4.6%
PayPal Holdings, Inc.	4.4%
Apple Inc.	4.3%
Morgan Stanley	4.2%
Cisco Systems Inc.	3.8%
Bookings Holdings Inc.	3.7%
TE Connectivity Ltd.	3.7%

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2022 Annual Review

Capital Markets Highlights

The U.S. stock market2 rallied in the 4th quarter, but the gain of 7.55% was not nearly enough to offset losses in the first nine months of the year. For the full year, 2022, the market was down -18.13%, its worst result since 2008.

Fixed Income returns3 were generally positive in the 4th quarter but were negative for the year. Short-term bonds performed better than intermediate- and long-term bonds but were also down for the year. The Bloomberg U.S. Aggregate bond index fell by more than -13%, its worst year on record going back to the 1970s4.

For balanced portfolios, the year's losses for both stocks and bonds resulted in it being the second to worst year for a 60/40 equity/bond balanced portfolio since 19745.

In short, following three consecutive good years of stock market returns through 2021, in 2022, the combination of the Fed's seven increases in interest rates during the year from 0%-0.25% at the beginning to 4.25-4.50% at the end of the year, high inflation, and the war in Ukraine were overwhelming challenges for stock and bond markets that began the year at record highs.

In the 4th quarter, stock market investors were encouraged by better-than-expected earnings reports and more evidence that inflation has peaked. But after gains in October and November, the market fell -5.77% in December after Federal Reserve Chairman Jerome Powell said that the Fed anticipated that further ongoing interest rate increases will be appropriate to return inflation to 2% over time and raised the median projection for the Federal Funds level to 5.1% at the end of 2023 from the 4.6% projected in September6. These were unexpectedly harsh comments for investors growing more optimistic following the best monthly inflation report in a year in early November and an even better report in December7.

For the year, Value and Dividend strategies were down less than Growth. The best-performing market sector was Energy, up for two years now after being the worst-performing sector for a decade before 2021. Interestingly, the Energy sector's performance in the S&P 500 was up almost 10 times as much as the price of oil year over year, +65.7% versus +6.7%.

2  All references to the stock market are the S&P 500 unless otherwise noted.

3  This and subsequent references to the specific sector classifications and asset classes are based on their respective Sector SPDR ETFs

4  WSJ, January 2, 2023, "For Battered Bonds, Threats of Further Losses Linger"

5  J.P. Morgan Economic and Market Update as of December 31, 2022. Equity is represented by the S&P 500. Bond allocation is the Bloomberg U.S. Aggregate bond index.

6  Transcript of Chairman Powell's Press Conference, December 14, 2022.

7  WSJ, January 2, 2023, "For Battered Bonds, Threats of Further Losses Linger"

MATRIX ADVISORS
VALUE FUND, INC.

U.S. economic growth slowed in 2022 compared to 2021 but remained positive despite the fastest increase in interest rates since the 1980s. The latest revision of Q3 GDP was up 3.2%8, and unemployment remains below 4%. The Conference Board's estimate for the full year 2022 GDP growth9 was +1.9% year-over-year, down significantly from 2021's GDP growth of +5.6% but near the trendline pre-pandemic GDP growth rate of around 2% since 2000.

Looking ahead, we are optimistic about the outlook for the stock market in general and Matrix's portfolios in 2023.

The stock market's decline in 2022 brought equity valuations down to attractive levels, and our portfolios sell at a discount to the market. Throughout last year, we took advantage of market volatility to opportunistically scale out of positions into price strength and reinvest funds to improve the quality and upside of the portfolios. We begin the new year with portfolios well positioned for the environment we foresee in the new year, even if the economy enters a period of slower growth or recession.

We are more positive about stocks than bonds, but for the first time in years, have a favorable view of fixed income investments with shorter-term maturities, inside of 5 years.

Matrix Portfolio

The Matrix Advisors Value Fund had a solid 4th quarter, rebounding from the extremely difficult first 9 months of the year. The Fund was up +7.42% in the quarter, in line with the S&P 500's gain of +7.55% but lagged the Russell 1000 Value® Index's gain of +12.42%. For the year, the Fund declined by -20.42%, versus the S&P 500's loss of -18.13% and the Russell 1000 Value's® loss of -7.54%.

The sectors contributing the most to the Fund's return in the quarter (multiplying sector weighting by performance) were Health Care and Financials. Communications Services detracted the most from the Fund's results.

Our 2023 Outlook

We begin the new year optimistic about the stock market's prospects in 2023. Market valuations came down a lot last year, while earnings and dividends for many high-quality companies rose in 2022 and look solid for the new year. Our valuation work for the Fund's strategy shows above-average appreciation potential. We anticipate good gains for the overall market and our Fund and believe that after a particularly bad 2022, stocks are poised to earn above average returns. The one caveat to this upbeat outlook is that we expect short-term market swings and volatility along the way.

We think that stocks will outperform bonds but believe that fixed income is more interesting today than it has been in years. High-quality short-term bonds (1-5-year maturities) offer a good income with minimal principal risk. We are less interested in longer-dated maturities where we believe there is interest rate risk from higher rates.

We look for a year of slower, but ultimately, modestly positive economic growth in 2023. We look for puts and takes in the economy along the way as it adjusts to higher interest rates. While it feels like a recession is a good possibility, it is not a sure thing. Unemployment is expected to rise as the economy slows but remain at a historically low level, with the last unemployment report of the year in December at 3.5%. Much depends on what the Fed does with interest rates this year.

8  Bureau of Economic Analysis, December 22, 2022.

9  The Conference Board Economic Forecast for the US Economy, December 14, 2022, Publication.

MATRIX ADVISORS
VALUE FUND, INC.

We expect inflation numbers to continue trending down but worry that the Fed is hellbent on raising interest rates regardless of the data10, anxious to reestablish credibility they lost by keeping rates too low for too long. If the economy goes into recession, it is important to remember that recessions are a normal part of the business cycle, usually short-lived and followed by long economic expansions and strong market recoveries. During the post-WWII period, a typical recession lasts about 6-12 months. Stocks generally sell off 3-9 months in advance and then start to rally during the recession11.

We think the chances are good that the economic outlook may be much brighter six to nine months from now, and the stock market, as it has done historically, will likely rise well before the next economic expansion is evident. The timing of the next advance is unpredictable and being invested in the early stages of a market rally is key to good long-term investment results.

We continue to believe that Value and Dividend stocks are poised to show solid absolute performance and favorable relative performance vs. the overall market. But Growth stock valuations have come down significantly and are more attractive (looking like "values") to us now than they have been for several years.

The risks to the economy and stock market we see in 2023 are more unexpected Covid outbreaks and the disruptions they cause to economic activity (both at home and abroad), the Fed continuing to raise interest rates higher and for longer than necessary without regard to the evidence that they have already done more than enough to slow inflation, and the unpredictable but ever-present geopolitical risks, particularly with China and Russia's war with Ukraine.

Finally, as we have noted many times, there is always uncertainty about the future. We believe the formula for investment success is to look through near-term instability and stay focused on the long term. The best way to address that is to have an allocation to the stock market that is appropriate for the long-term, which includes both good and bad times.

Semi-Annual Review

The Fund declined by -0.38% in the last six months of 2022 compared to a gain of +2.31% for the S&P 500 Index.

During the six-month period, the sectors contributing the most to the Fund's return (multiplying sector weighting by performance) were Health Care and Financials. Communications Services detracted the most from the Fund's results.

The 4th Quarter and Year in Review

The Matrix Advisors Value Fund rebounded in the 4th quarter, up +7.42%, from the extremely difficult first 9 months of the year. It performed in line with the S&P 500's gain of +7.55%. For the year, the Fund declined by -20.42%, versus the S&P 500's loss of -18.13%.

Our 2022 weakness was driven by a market that severely penalized the previous year's winners, of which we had many, and by the sharp pullback in Technology and Communications Services stocks.

10  WSJ, January 5, 2023. Alan Blinder. "What if Inflation Suddenly Dropped and No One Noticed"

11  Mark Zandi, Chief Economist at Moody's Analytics, CNBC Interview, June 24, 2022.

MATRIX ADVISORS
VALUE FUND, INC.

In the 4th quarter, and throughout the year, we took advantage of stock market volatility to opportunistically scale out of positions into price strength and reinvest funds in new names or to fill out existing positions to improve the quality and upside of the portfolio.

In the 4th quarter, we started a new position in Amazon (AMZN) and trimmed the position in Schlumberger (SLB) on price strength.

Amazon is a leading mega-cap e-commerce and cloud computing company. Since starting in a small house in Seattle, WA, Amazon became one of the major tech disruptors of its generation with leading market shares in E-Commerce Retailing (40% market share) and Cloud Computing (33% market share). After hitting a record high of $188 in late 2021, Amazon's shares have fallen by more than 50% to a recent price below $90 per share. While not a traditional Value stock based on its current P/E, the company is now trading near the bottom of its historical valuation range on several other valuation metrics. We believe the worries about a slowdown in its business from the past few years of supercharged Covid economy growth provide an opportunity to buy a great company at a very attractive price.

The largest sector weightings in the Fund's portfolio as of December 30, 2022, were in Financials, Health Care, and Information Technology.

Financial stocks have sold off significantly, even though the current environment of rising interest rates, loan growth, and good credit quality should be very beneficial to their businesses. We believe their capital and credit metrics indicate more than enough strength to successfully navigate the current economic uncertainty. We look for significant multiple expansion in their P/E's coming out of a slowdown or mild recession and believe that Financials are one of the more attractive areas of the market.

Information Technology was one of the worst-performing market sectors in 2022, suffering as interest rates rose and business slowed. From current prices, we believe the names we own in this sector offer very strong appreciation potential, have very profitable businesses with solid growth potential and are valued at historically low levels.

Our Health Care investments are well diversified, should provide stable business performance, and exhibit good upside potential, while providing some defensiveness.

Looking ahead, in the aftermath of the Fund's 2022 decline, we are optimistic about the Fund's prospects in 2023. We believe it is very well-positioned to rebound in upcoming periods, as its companies have strong and growing franchises and are positioned to weather the uncertain business and financial environment. If we are right in our upbeat market outlook for the upcoming year, we expect the Fund to fully participate in the market's advance.

At year-end, the Fund's portfolio was trading at 14.1x 2023 estimated earnings, which is attractive on an absolute basis and at a solid discount to the S&P 500's 16.7x for the comparable period. The average of our estimated upside for stocks in the portfolio is nicely above our historic average and at a level that we believe suggests healthy upside potential for our Fund.

MATRIX ADVISORS
VALUE FUND, INC.

Tax Mitigation

We were very active in our tax mitigation activities in the Fund's 2022 fiscal year with a goal of offsetting gains with losses when it made economic and investment sense. These actions allowed us to significantly reduce the ultimate capital gains realized in the Fund while maintaining the integrity of the portfolio, allowing it to fully participate in a market rebound.

  *  *  *

We thank you for the trust you have placed in us and send our best wishes for a happy, healthy, peaceful, and prosperous 2023.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% Return Before Expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information in this column to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/22)	$1,000.00	$1,000.00
Ending Account Value (12/31/22)	$996.20	$1,019.11
Expenses Paid During Period(1)	$6.14	$6.21

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Information Technology	29.0%
Financials	27.2%
Health Care	17.8%
Communication Services	12.0%
Consumer Discretionary	7.7%
Industrials	4.4%
Materials	0.9%
Energy	0.9%
Total Investments	99.9%
Other Assets(1)	0.1%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total net assets as of December 31, 2022.

(1)  Represents short-term investments and other assets and liabilities (net).

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2022 (Unaudited)

SHARES	VALUE
COMMON STOCKS - 99.9%
AEROSPACE/DEFENSE: 1.3%
3,100 L3Harris Technologies, Inc.	$645,451
BANK (MONEY CENTER): 5.0%
19,100 JPMorgan Chase & Co.	2,561,310
BANK (PROCESSING): 3.4%
38,000 The Bank Of New York Mellon Corp.	1,729,760
BANK (REGIONAL): 3.5%
42,000 Truist Financial Corp.	1,807,260
BANK (SUPER REGIONAL): 6.6%
41,000 US Bancorp	1,788,010
38,600 Wells Fargo & Co.	1,593,794
3,381,804
BIOTECHNOLOGY: 1.0%
6,000 Gilead Sciences, Inc.	515,100
BUSINESS SUPPORT SERVICES: 4.4%
31,700 PayPal Holdings, Inc.*	2,257,674
CABLE TV: 3.4%
49,500 Comcast Corp. - Class A	1,731,015
CHEMICALS: 0.9%
1,500 Air Products and Chemicals, Inc.	462,390
COMPUTER AND PERIPHERALS: 4.3%
17,000 Apple, Inc.	2,208,810
COMPUTER SOFTWARE AND SERVICES: 6.5%
13,900 Microsoft Corp.	3,333,498
CONSUMER DISCRETIONARY (MULTI-MEDIA): 2.3%
70,050 Paramount Global - Class B	1,182,444

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2022 (Unaudited) – Continued

SHARES	VALUE
DATA PROCESSING: 3.2%
16,200 Fiserv, Inc.*	$1,637,334
DRUG: 3.4%
10,700 AbbVie, Inc.	1,729,227
DRUG STORE: 3.6%
20,000 CVS Health Corp.	1,863,800
ELECTRICAL COMPONENT: 3.7%
16,500 TE Connectivity Ltd.	1,894,200
HOTELS, RESTAURANTS & LEISURE: 3.7%
945 Booking Holdings, Inc.*	1,904,440
INTERNET: 6.3%
28,800 Alphabet, Inc. - Class C*	2,555,424
5,375 Meta Platforms, Inc. - Class A*	646,828
3,202,252
INTERNET (RETAIL): 4.0%
11,850 Amazon.com, Inc.*	995,400
24,560 eBay, Inc.	1,018,503
2,013,903
MEDICAL SUPPLIES: 6.4%
6,300 Becton Dickinson and Co.	1,602,090
13,000 Zimmer Biomet Holdings, Inc.	1,657,500
3,259,590
OILFIELD SERVICES/EQUIPMENT: 0.9%
8,700 Schlumberger Ltd.	465,102
PRECISION INSTRUMENTS: 3.4%
3,200 Thermo Fisher Scientific, Inc.	1,762,208

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2022 (Unaudited) – Continued

SHARES	VALUE
SECURITIES BROKERAGE: 8.7%
25,200 Morgan Stanley	$2,142,504
6,800 The Goldman Sachs Group, Inc.	2,334,984
4,477,488
SEMICONDUCTOR: 3.1%
14,200 QUALCOMM, Inc.	1,561,148
TELECOMMUNICATIONS (EQUIPMENT): 3.8%
41,300 Cisco Systems, Inc.	1,967,532
TRANSPORTATION - SERVICES: 3.1%
9,200 FedEx Corp.	1,593,440
TOTAL COMMON STOCKS (Cost $31,611,900)	$51,148,180
SHORT-TERM INVESTMENTS - 0.2%
100,826 First American Government Obligations Fund, Class X - 4.08%**	100,826
TOTAL SHORT-TERM INVESTMENTS (Cost $100,826)	$100,826
TOTAL INVESTMENTS (Cost $31,712,726): 100.1%	51,249,006
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.1)%	(26,384)
TOTAL NET ASSETS: 100.0%	$51,222,622

* Non-Income Producing

** Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities

At December 31, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $31,712,726)	$51,249,006
Receivables:
Investments sold	353,212
Fund shares sold	10,390
Dividends and interest	57,035
Prepaid expenses	24,586
Total assets	51,694,229
LIABILITIES:
Payables:
Investments purchased	364,003
Due to advisor	22,723
Accrued expenses:
Audit fees	31,295
Fund administration fees	22,352
Accounting fees	11,113
Reports to shareholders	8,727
Transfer agent fees	3,982
Custody fees	3,366
Director fees	60
Other expenses	3,986
Total liabilities	471,607
NET ASSETS	$51,222,622
Number of shares authorized	30,000,000
Number of shares, $0.01 par value, issued and outstanding	735,060
Net Asset Value, Offering Price and Redemption Price Per Share	$69.68
COMPONENTS OF NET ASSETS:
Paid in capital	$31,595,604
Total distributable earnings	19,627,018
Net Assets	$51,222,622

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations

For the Six Months Ended December 31, 2022 (Unaudited)

INVESTMENT INCOME
INCOME
Dividends	$542,364
Interest	991
Total income	543,355
EXPENSES
Advisory fees	202,371
Fund administration fees	37,761
Transfer agent and accounting fees	25,001
Professional fees	23,088
Federal and state registration fees	15,886
Reports to shareholders	7,667
Custody fees	7,315
Director fees	4,538
Other expenses	5,119
Total expenses	328,746
Less: Expense reimbursement by advisor	(61,616)
Net expenses	267,130
Net investment income	276,225
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	(63,410)
Net change in unrealized appreciation/depreciation on investments	(380,887)
Net realized and unrealized loss on investments	1,181,329
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,457,554

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2022	YEAR ENDED JUNE 30, 2022
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$276,225	$557,692
Net realized gain on investments	(63,410)	2,067,990
Net change in net unrealized appreciation/depreciation on investments	(380,887)	(11,746,714)
Net increase (decrease) in net assets resulting from operations	(168,072)	(9,121,032)
NET DISTRIBUTIONS TO SHAREHOLDERS	(2,493,444)	(7,421,511)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	385,925	5,163,078
Proceeds from reinvestment of distributions	2,087,636	6,856,128
Cost of shares redeemed	(1,428,866)	(7,864,229)
Net incresase (decrease) from capital share transactions	1,044,696	4,154,977
Total increase (decrease) in net assets	(1,616,820)	(12,387,566)
NET ASSETS
Beginning of year	52,839,442	65,227,008
End of year	$51,222,622	$52,839,442
CHANGE IN SHARES
Shares outstanding, beginning of year	719,127	677,340
Shares sold	5,064	53,838
Shares issued on reinvestment of distributions	30,077	76,180
Shares redeemed	(19,208)	(88,231)
Shares outstanding, end of year	735,060	719,127

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights

For a capital share outstanding throughout each year

	SIX MONTHS ENDED DECEMBER 31,	YEARS ENDED JUNE 30,
	2022	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year	$73.48	$96.30	$64.74	$68.01	$70.38	$66.85
Income (loss) from investment operations:
Net investment income(a)	0.39	0.78	0.87	1.12	0.95	0.75
Net realized and unrealized gain (loss) on investments	(0.68)	(12.88)	33.05	(1.37)	1.84	4.65
Total from investment operations	(0.29)	(12.10)	33.92	(0.25)	2.79	5.40
Less distributions:
Dividends from net investment income	(0.60)	(0.78)	(1.49)	(0.67)	(0.90)	(0.82)
Distributions from net realized gain	(2.91)	(9.94)	(0.87)	(2.35)	(4.26)	(1.05)
Total distibutions	(3.51)	(10.72)	(2.36)	(3.02)	(5.16)	(1.87)
Net asset value, end of year	$69.68	$73.48	$96.30	$64.74	$68.01	$70.38
Total return	(0.38)%	(14.61)%	53.33%	(0.82)%	5.25%	8.03%
Ratios/supplemental data:
Net assets, end of year (millions)	$51.2	$52.8	$65.2	$48.1	$53.6	$55.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.22%	1.16%	1.21%	1.23%	1.19%	1.17%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.79%	0.68%	0.87%	1.44%	1.19%	0.89%
After expense reimbursement	1.02%	0.85%	1.09%	1.68%	1.39%	1.07%
Portfolio turnover rate	9%	23%	24%	28%	22%	18%

(a)  Calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations September 16, 1983. The Fund's investment objective is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ"), are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by on independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor and valuation designee, in accordance with procedures approved by the Board of Directors (the "Board") of the Fund under Rule 2a-5 of the 1940 Act. In determining fair value, the Advisor takes into account all relevant factors and available information. Consequently, the price of the security used by the Advisor to calculate the Fund's net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020 – 2022), or expected to be taken in the Fund's 2023 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund will distribute net investment income and net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $3,200,000, 5% of the gross market value of the Fund, or 33 1/3% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the six months ended December 31, 2022, the Fund did not borrow under the Loan Agreement.

H.  Recent Accounting Pronouncements.

Rule 18f-4

On October 28, 2020, the Securities and Exchange Commission (the "SEC") adopted new Rule 18f-4, which governs the use of derivatives by registered investment companies. The Fund was required to implement and comply with Rule 18f-4 by August 19, 2022 if the Fund invests in derivatives or engages in other transactions subject to Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Rule 2a-5

In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which provides a framework for fund valuation practices. Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund was required to comply with the rules by September 8, 2022.

I.  Subsequent Events.

The Fund has evaluated subsequent events through the issuance of the Fund's financial statements and has determined that no events have occurred that require disclosure in these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund's average daily net assets. For the six months ended December 31, 2022 the Fund accrued $202,371 in advisory fees.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund through at least October 31, 2023 to ensure that the Fund's total annual operating expenses (excluding front-end or contingent deferred loads, acquired fund fees and expenses, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) will not exceed 0.99% of the Fund's average daily net assets. In connection with this expense limitation, the Advisor is entitled to recoup fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund's expense ratio to exceed the lesser of: (i) the expense limitation in effect at the time of the waiver and/or the expense payment or (ii) the expense limitation in place at the time of recoupment. This arrangement can be terminated only by, or with the consent of, the Board upon 60 days' written notice to the Advisor.

Any such reimbursement will be reviewed by the Fund's Board. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

For the six months ended December 31, the Advisor waived $61,616 in advisory fees. At December 31, 2022, the cumulative amount available for reimbursement that has been paid and/or waived is $354,102. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2023	2024	2025	2026
$62,108	$119,038	$111,340	$61,616

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, the Fund's administrator (the "Administrator") was paid $2,000 during the six months ended December 31, 2022 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2022, are as follows:

	Purchases	Sales
Common Stock	$4,556,569	$5,694,968

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$33,287,889
Gross tax unrealized appreciation	21,930,672
Gross tax unrealized depreciation	(2,013,505)
Net tax unrealized appreciation on investments	19,917,167
Undistributed ordinary income	309,105
Undistributed long-term capital gains	2,062,262
Total Distributable Earnings	2,371,367
Other accumulated gains (losses)	—
Total Accumulated Earnings/Losses	$22,288,534

There are no differences between book basis and tax basis.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2022, the Fund had no permanent differences that were reclassified between paid-in capital and distributable earnings.

As of June 30, 2022, the Fund had no short term capital loss carryover, which retains its original character as short term, and which may offset future net capital gains, if any, to the extent provided by treasury regulations and no post-October losses which are deferred until fiscal year 2023 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2022, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2023 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

The tax character of distributions paid during the six months ended December 31, 2022 and the year ended June 30, 2022 were as follows:

	December 31, 2022	June 30, 2022
Distributions Paid From:
Ordinary Income*	$426,230	$2,436,914
Long-Term Capital Gain	$2,067,214	$4,984,597
	$2,493,444	$7,421,511

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2022.

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$51,148,180	$—	$—	$51,148,180
Total Equity	$51,148,180	$—	$—	$51,148,180
Short-Term Investments	$100,826	$—	$—	$100,826
Total Investments in Securities	$51,249,006	$—	$—	$51,249,006

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

NOTE 7 – IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operations and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended September 30 and March 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Fund's Form N-PORT filings are available on the Security and Exchange Commission's website at www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, Matrix Advisors Value Fund, Inc. (the "Fund") has adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Directors (the "Board") of the Fund has approved Matrix Asset Advisors, Inc., the Fund's investment adviser, as the administrator for the Program (the "Program Administrator"). The Program Administrator has further delegated administration of the Program to a Liquidity Risk Management Committee comprised of various personnel of the Program Administrator's portfolio management, risk and compliance departments. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum, if applicable, and any material changes to the Program.

On August 23, 2022, the Board reviewed the Program Administrator's written annual report for the period July 1, 2021 through June 30, 2022 (the "Report"). The Report provided an assessment of the Fund's liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator determines the liquidity classifications of the Fund's holdings, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund's portfolio is expected to primarily hold highly liquid investments and the Fund will be considered a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Fund did not hold illiquid investments during the review period and the Fund was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program during the review period.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

The Program Administrator concluded that the Fund has been able to meet redemption needs in all market conditions during the review period without significant dilution to the Fund's remaining investors. The Program Administrator determined that the Program is adequate and functioning effectively.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between Matrix Advisors Value Fund, Inc. (the "Fund") and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Fund's Board of Directors (the "Board") at an in-person meeting called for that purpose (or in another manner permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to exemptive relief therefrom), and also by a vote of a majority of the directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors").

At a meeting held on August 23, 2022, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Directors ("Fund Counsel") discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund Counsel, including: (i) a profitability analysis of the Fund prepared by the Advisor with respect to the Fund and the Investment Advisory Agreement; (ii) comparative information about the Fund's performance, advisory fee and net expense ratio; (iii) information regarding fees charged by the Advisor for advisory services provided to other clients managed by the Advisor; (iv) the Advisor's best execution and trading policies; (v) the Advisor's risk management system and related policies; (vi) the Advisor's compliance program monitoring and the chief compliance officer's annual compliance program review; (vii) the Advisor's overall financial condition and financial commitments to the Fund; (viii) information regarding the Advisor's soft-dollar practices and commissions paid by the Fund during the year ended June 30, 2022; (ix) a copy of the Advisor's Form ADV; (x) the implementation and operation of the Advisor's disaster recovery/business continuity plan and related testing thereto; and (xi) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

1) The Nature, Extent and Quality of Services Provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Investment Advisory Agreement and the quality of those services over the past year. The Board considered that the Advisor had extensive experience in value investing, as well as the quality of the other services provided by the Advisor, including, but not limited to: the administration of the Fund's compliance program, including the efforts of the Fund's CCO; Board services support; oversight and coordination of services providers; general administrative services; and other services, such as the provision of office space to Fund officers. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered other information from management. The Board also focused on the Advisor's reputation, long-standing relationship with the Fund, overall compliance culture and experience managing a separate open-end mutual fund (Matrix Advisors Dividend Fund, a series of Matrix Advisors Funds Trust). Based on the foregoing, the Board concluded that the range of services provided by the Advisor to the Fund was appropriate, and that the Advisor was qualified to provide such services to the Fund.

2) The Cost of the Advisory Services and the Profits Realized by the Advisor from the Relationship with the Fund.

In connection with the Board's consideration of the level of the advisory fee, the Board considered the Fund's advisory fee of 0.75% of the Fund's average daily net assets and the Fund's contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund's average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately managed accounts ("SMAs") of the Advisor with investment strategies similar to the Fund's investment strategy. The Board noted that the peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund's administrator, U.S. Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services ("Fund Services"). The Board also considered comparative total fund expenses of the Fund and the peer group.

The Board noted that the advisory fee of 0.75% charged by the Advisor was equal to the median (0.75%) and higher than the average (0.73%) among the peer group, and the Fund's total expense ratio (net of fee waivers) of 0.99% was lower than the median (1.00%) and lower than the average (1.07%) among the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund's total expenses to 0.99% (the net advisory fee paid to the Advisor by the Fund for the fiscal year ended June 30, 2022 was 0.59%). The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the prior fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund's participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other SMAs of the Advisor with investment strategies similar to the Fund's investment strategy, noting the average fees paid by those SMAs slightly lower than the Fund's advisory fee. The Board noted the additional services provided to the Fund

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

including, but not limited to, the provision of Fund officers, 1940 Act compliance, administrative services and the oversight of the Fund's other service providers, including Fund Services.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Board reviewed the profitability analysis prepared by the Advisor for the fiscal year ended June 30, 2022. The Board concluded that the profitability of the Fund to the Advisor was not excessive and noted that, after payments made by the Advisor from its legitimate profits for marketing and/or distributing the Fund, the Advisor was not realizing a profit in connection with its management of the Fund. However, the Board noted that the Advisor is financially sound and has maintained adequate profit levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund's operations. In light of all of these factors, the Board concluded that the advisory fee paid by the Fund to the Advisor was reasonable in light of the nature and quality of the services provided and fees paid by comparable funds and accounts.

3) Investment Performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to the peer group for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2022. The Board observed that the Fund outperformed the peer group for the three-year, five-year and ten-year periods, but underperformed for the year-to-date and one-year periods. The Board also reviewed the Fund's performance compared to its benchmark index, the S&P 500 Index, as well as the Russell 1000 Value Index. The Board also compared the Fund's performance to the historical performance of an applicable composite of the other SMAs managed by the Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio commentary provided at each quarterly Board meeting, and the Advisor's analysis of the Fund's performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund's performance, and the Advisor's commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Board determined that, despite comparative underperformance for certain periods reviewed for the Fund, the Fund and its shareholders could benefit from the Advisor's continued management.

4) The Extent to Which Economies of Scale Will Be Realized as the Fund Grows and Whether Fee Levels Reflect those Economies of Scale.

With respect to the Board's consideration of economies of scale, the Board considered that through the Advisor's fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board noted that the Fund's advisory fee did not contain any breakpoint reductions as the Fund's assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the advisory fee structure, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund's current asset level.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

5) Benefits Derived from the Advisor's Relationship with the Fund and Other Factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including greater name recognition. The Board also discussed the Advisor's brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor (through soft dollar commissions) by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and, in many cases, may benefit the Fund.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, unanimously determined that the continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also concluded that the investment advisory fees paid to the Advisor by the Fund continued to be fair and reasonable in consideration of the Fund, the profitability of the Fund to the Advisor and the services provided by the Advisor to the Fund.

MATRIX ADVISORS
VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

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Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
777 E Wisconsin Ave,
Milwaukee, WI 53202

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

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Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report

MATRIX ADVISORS

VALUE FUND, INC.

December 31, 2022

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MAVFX
Cusip: 57681T102

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants that are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that such disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by other officers of the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By	/s/ David A. Katz
David A. Katz, President

Date	03/09/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	03/09/2023